UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________
FORM 8-K
_________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

October 28, 2021
Date of Report (Date of earliest event reported)

Evolent Health, Inc.
(Exact name of registrant as specified in its charter)
_________________________

Delaware		001-37415						32-0454912
(State or other jurisdiction of incorporation or organization)		Commission File Number:						(I.R.S. Employer Identification No.)

800 N. Glebe Road	,	Suite 500	,	Arlington	,	Virginia	,	22203
(Address of principal executive offices)(zip code)

(571) 389-6000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock of Evolent Health, Inc., par value $0.01 per share	EVH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition

On November 3, 2021, Evolent Health, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended September 30, 2021, a copy of which is furnished herewith as Exhibit 99.1.

The information, including Exhibit 99.1 hereto, furnished under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject the Company or any other person to liability under that Section, to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2021, Mr. Michael D’Amato retired from the Company’s Board of Directors (the “Board”). Mr. D’Amato’s decision to retire was not the result of any disagreement between the Company and Mr. D’Amato on any matter relating to the Company’s operations, policies, or practices.

On October 28, 2021, the Board (1) appointed Dr. Tunde Sotunde to the Board as a Class II director with a term expiring at the 2023 Annual Meeting and (2) appointed Dr. Sotunde to the Audit Committee of the Board and the Compliance and Regulatory Affairs Committee of the Board.

The Board has determined that Dr. Sotunde is an independent director in accordance with applicable New York Stock Exchange and Securities and Exchange Commission rules and regulations. There is no arrangement or understanding between Dr. Sotunde and any other person pursuant to which Dr. Sotunde was appointed, and there are no related party transactions with regard to Dr. Sotunde that are reportable under Item 404(a) of Regulation S-K. Dr. Sotunde will be eligible to participate in the compensation arrangements and programs that are established for the Company’s non-employee directors.

Additionally, on October 28, 2021, the Board and Mr. Frank Williams mutually agreed that Mr. Williams will transition from Executive Chairman to the role of non-executive Chairman of the Board, effective January 1, 2022.

Item 7.01. Regulation FD Disclosure

On November 3, 2021, the Company issued a press release announcing Dr. Sotunde’s appointment to the Board. A copy of the press release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information, including Exhibit 99.2 hereto, furnished under this Item 7.01 shall not be deemed “filed” for purposes of the Exchange Act, or otherwise subject the Company or any other person to liability under that Section, to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated November 3, 2021, announcing Evolent Health, Inc.'s financial results for the quarter ended September 30, 2021
99.2	Press Release dated November 3, 2021, announcing Dr. Tunde Sotunde's election to Board of Directors
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOLENT HEALTH, INC.

By:	/s/ Jonathan D. Weinberg
Name:	Jonathan D. Weinberg
Title:	General Counsel and Secretary

Date: November 3, 2021